UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Lucy Scientific Discovery Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41616	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301-1321 Blanshard Street Victoria, British Columbia, Canada	V8W 0B6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 410-5195

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	LSDI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 7, 2024, Lucy Scientific Discovery, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that based on the review of the Nasdaq staff (the “Staff”), the Company’s lack of compliance with the requirement that a listed company’s stockholders’ equity be at least $2.5 million pursuant to Nasdaq Listing Rule 5550(b) (the “Minimum Stockholders’ Equity Requirement”), would have lead to the suspension of the trading of the Company’s common shares at the opening of business on May 16, 2024. The Company needed to appeal the delisting determination by May 14th and request a hearing before an independent Nasdaq Hearings Panel (the “Panel”) to avoid this trading suspension.

The Company timely submitted its appeal, which stayed the delisting of the Company’s securities on Nasdaq until the hearing was held on June 25, 2024.

Furthermore, as previously disclosed, on May 21, 2024, the Company received a letter from the Staff stating that, per Nasdaq Listing Rule 5250(c)(1) (the “Filings Rule”), the Company is delinquent in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2024, which served as an additional basis for delisting the Company’s securities from Nasdaq.

On June 25, 2024, the Company participated in a hearing before the Panel regarding its plan to regain compliance with the Minimum Stockholders’ Equity Requirement and the Filings Rule.

On June 27, 2024, the Company received notice from Nasdaq that the Panel has determined to delist the Company’s common shares. Suspension of trading in the Company’s common shares will be effective at the open of trading on July 1, 2024. Following the delisting of its common shares from the Nasdaq Capital Market, the Company will continue to be a reporting company under the Securities Exchange Act of 1934. The Company expects its common shares will commence trading on the OTC Markets Group platform at the open of trading on July 1, 2024 under the symbol “LSDI.”

The Company has a period of 15 days from the date of the notice letter to submit a written request for a review of the Panel’s delisting determination by the Nasdaq Listing and Hearing Review Council.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lucy Scientific Discovery, Inc.

Date: July 1, 2024	By:	/s/ Richard Nanula
	Name:	Richard Nanula
	Title:	Chief Executive Officer

2